UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of the earliest event reported) March 24, 2015

NABORS INDUSTRIES LTD.

(Exact Name of Registrant as Specified in Its Charter)

Bermuda	001-32657	980363970
(State or Other Jurisdiction	(Commission	(IRS Employer
Of Incorporation)	File Number)	Identification No.)

Crown House
4 Par-la-Ville Road
Second Floor
Hamilton, HM08 Bermuda	N/A
(Address of Principal Executive Offices)	(Zip Code)

(441) 292-1510

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On March 24, 2015, Nabors Industries Ltd. (“Nabors”) completed the previously-announced transactions (“Transactions”) contemplated by (i) the Agreement and Plan of Merger, dated as of June 25, 2014 (as amended from time to time, the “Merger Agreement”), by and among Nabors, Nabors Red Lion Limited, a Bermuda exempted Company that was a direct, wholly-owned subsidiary of Nabors prior to the Transactions (“Red Lion”), Nabors CJ Merger Co., a Delaware corporation and direct, wholly-owned subsidiary of Red Lion (“Merger Sub”), CJ Holding Co., a Delaware corporation and indirect, wholly-owned subsidiary of Red Lion (“USHC”) and C&J Energy Services, Inc., a Delaware corporation (“C&J”), and (ii) the Separation Agreement, dated as of June 25, 2014 (as amended from time to time, the “Separation Agreement”), by and between Nabors and Red Lion.

Item 1.01            Entry into a Material Definitive Agreement.

The information provided in the Introductory Note and under Item 2.01 is incorporated herein by reference.

On March 24, 2015, in connection with the completion of the Transactions, Nabors entered into certain ancillary agreements intended to govern certain aspects of its ongoing relationship with Red Lion and C&J following the Transactions. These ancillary agreements are: (i) the Employee Benefits Agreement, dated as of March 24, 2015, by and among Nabors, Red Lion and C&J (the “Employee Benefits Agreement”); (ii) the Tax Matters Agreement, dated as of March 24, 2015, by and between Nabors and Red Lion (the “Tax Matters Agreement”); (iii) the Global Alliance Agreement, dated as of March 24, 2015, by and between Nabors and Red Lion (the “Global Alliance Agreement”); (iv) the Registration Rights Agreement, dated as of March 24, 2015, by and between Nabors and Red Lion (the “Registration Rights Agreements”); and (v) the Transition Services Agreements, each dated as of March 24, 2015, by and between Nabors and Red Lion (each, a “Transition Services Agreement”).

Employee Benefits Agreement. The Employee Benefits Agreement governs Nabors’, Red Lion’s and C&J’s obligations with respect to employment-related matters and liabilities of employees of Nabors’ completion and production services business (the “C&P Business”) after the Merger. The Employee Benefits Agreement generally provides that a member of the Red Lion Group (as defined therein) will assume and retain liabilities relating to Red Lion employees arising from an action first asserted upon or after the effective time of the Separation (as defined therein) and that the Nabors Group (as defined therein) will retain all liabilities with respect to employment, or termination of employment, of continuing employees of the C&P Business arising from an action first asserted before the effective time of the Separation.

Tax Matters Agreement. The Tax Matters Agreement governs Nabors’ and Red Lion’s respective rights, responsibilities and obligations with respect to taxes, tax attributes, the preparation and filing of tax returns, the control of audits and other tax proceedings and assistance and cooperation in respect of tax matters, in each case related to tax matters of Nabors and the C&P Business after the Merger. The Tax Matters Agreement generally provides that Nabors is responsible for, and will indemnify Red Lion for, all pre-closing taxes attributable to the C&P Business and Red Lion is responsible for all post-closing taxes attributable to the C&P Business. In addition, subject to certain exceptions, Nabors is responsible for any taxes that arise in connection with the Separation.

Global Alliance Agreement. The Global Alliance Agreement establishes a framework for cooperation between Nabors and Red Lion in connection with business opportunities where Nabors and Red Lion can provide complementary services, and provide for certain mutual exclusivity and non-competition obligations. Specifically, the Global Alliance Agreement creates a procedure whereby Nabors and Red Lion will cooperate with respect to procurement processes conducted by third parties requesting or including the provision of both certain drilling services (as provided by Nabors) and certain completion and production services (as provided by Red Lion). Also, for the term of the Global Alliance Agreement, Red Lion generally agrees not to provide or offer, directly or indirectly, certain drilling services, and Nabors generally agrees not to provide or offer, directly or indirectly, completion and production services on land, in each case except in collaboration with the other or in certain named jurisdictions.

Registration Rights Agreement. The Registration Rights Agreement governs Nabors’ and Red Lion’s respective rights and obligations with respect to the registration for resale of Red Lion common shares held by Nabors following the Merger. Pursuant to the Registration Rights Agreement, Red Lion is required to prepare and file a shelf registration statement with the SEC for all of the Red Lion common shares held by Nabors and maintain the effectiveness of such shelf registration statement until the date upon which there are no longer any registrable securities outstanding.

Transition Services Agreements. Pursuant to the Transition Services Agreements, Nabors and Red Lion will, on a transitional basis, provide to each other certain support services and other assistance after the Merger.

The foregoing descriptions of the Employee Benefits Agreement, the Tax Matters Agreement, the Global Alliance Agreement, the Registration Rights Agreement and the Transition Services Agreements do not purport to be complete and are qualified in their entirety by reference to the Employee Benefits Agreement, the Tax Matters Agreement, the Global Alliance Agreement, the Registration Rights Agreement and each of the Transition Services Agreements, filed herewith as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6, respectively, and incorporated by reference herein.

Item 2.01            Completion of Acquisition or Disposition of Assets.

The information provided in the Introductory Note and under Item 1.01 is incorporated herein by reference.

Pursuant to the Separation Agreement, Nabors separated the C&P Business from Nabors’ other businesses, all of which were indirectly held by Red Lion as of the date of the Separation Agreement, such that Red Lion retained ownership of the C&P Business, and all of Nabors’ other businesses were transferred to other Nabors subsidiaries (the “Separation”). Prior to the Merger (defined below), Red Lion issued to a wholly-owned subsidiary of Nabors 61,342,404 Red Lion common shares, so that such subsidiary held a total of 62,542,404 Red Lion common shares immediately prior to the Merger.

Following the Separation, pursuant to the Merger Agreement, Merger Sub merged with and into C&J, with C&J surviving the merger as a wholly-owned subsidiary of Red Lion (the “Merger”). At the effective time of the Merger (the “Effective Time”), each issued and outstanding share of C&J common stock (other than shares owned by C&J or Merger Sub), par value $0.01 per share, was converted to the right to receive one Red Lion common share, par value $0.01 per share, resulting in C&J’s public shareholders owning approximately 47% of the issued and outstanding Red Lion common shares and Nabors owning approximately 53% of the issued and outstanding Red Lion common shares. In connection with the closing of the Merger, Red Lion changed its name to “C&J Energy Services Ltd.” Red Lion’s common shares were approved for listing on the New York Stock Exchange (“NYSE”) and began trading under the ticker symbol “CJES” beginning on March 25, 2015.

As part of its consideration for the closing of the Merger, Nabors received approximately $688 million in cash, which was financed with term loans and borrowings under a new revolving credit facility drawn upon by the combined company at the closing of the Merger. Nabors expects to use such proceeds to prepay outstanding borrowings under its $300 million unsecured term loan facility and for general corporate purposes.

The foregoing descriptions of the Separation Agreement and the Merger Agreement are qualified in their entirety by reference to the Merger Agreement and Separation Agreement, which were filed with the Securities Exchange Commission (“SEC”) as Exhibit 10.1 and Exhibit 10.2, respectively, to Nabors’ Current Report on Form 8-K filed on July 1, 2014 and are incorporated by reference herein, and the amendments of each of the Separation Agreement and the Merger Agreement, which were filed with the SEC as Exhibit 10.1 and Exhibit 10.2, respectively, to Nabors’ Current Report on Form 8-K filed on February 9, 2015 and are incorporated by reference herein.

Item 9.01            Financial Statements and Exhibits.

(b) Pro forma financial information.

The unaudited pro forma condensed consolidated balance sheet of Nabors dated as of December 31, 2014 and the unaudited pro forma condensed consolidated statement of income (loss) of Nabors for the year ended December 31, 2014, and the accompanying notes thereto, are filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d) Exhibits

Exhibit No.	Description
10.1	Employee Benefits Agreement by and among Nabors Industries Ltd., Nabors Red Lion Limited and C&J Energy Services, Inc.
10.2	Tax Matters Agreement by and between Nabors Industries Ltd. and Nabors Red Lion Limited.
10.3	Global Alliance Agreement by and between C&J Energy Services Ltd. and Nabors Industries Ltd.
10.4	Registration Rights Agreement by and between Nabors Industries Ltd. and Nabors Red Lion Limited.
10.5	Transition Services Agreement by and between Nabors Industries Ltd. and Nabors Red Lion Limited, for the provision of services to Nabors Red Lion Limited by Nabors Industries Ltd.
10.6	Transition Services Agreement by and between Nabors Industries Ltd. and Nabors Red Lion Limited, for the provision of services to Nabors Industries Ltd. by Nabors Red Lion Limited.
99.1

The unaudited pro forma condensed consolidated balance sheet of Nabors Industries Ltd. dated as of December 31, 2014 and the unaudited pro forma condensed consolidated statement of income (loss) of Nabors Industries Ltd. for the year ended December 31, 2014, and the accompanying notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: March 30, 2015	By:	/s/ Mark D. Andrews
Mark D. Andrews
Corporate Secretary

Exhibit Index

Exhibit No.	Description
10.1	Employee Benefits Agreement by and among Nabors Industries Ltd., Nabors Red Lion Limited and C&J Energy Services, Inc.
10.2	Tax Matters Agreement by and between Nabors Industries Ltd. and Nabors Red Lion Limited.
10.3	Global Alliance Agreement by and between C&J Energy Services Ltd. and Nabors Industries Ltd.
10.4	Registration Rights Agreement by and between Nabors Industries Ltd. and Nabors Red Lion Limited.
10.5	Transition Services Agreement by and between Nabors Industries Ltd. and Nabors Red Lion Limited, for the provision of services to Nabors Red Lion Limited by Nabors Industries Ltd.
10.6	Transition Services Agreement by and between Nabors Industries Ltd. and Nabors Red Lion Limited, for the provision of services to Nabors Industries Ltd. by Nabors Red Lion Limited.
99.1

The unaudited pro forma condensed consolidated balance sheet of Nabors Industries Ltd. dated as of December 31, 2014 and the unaudited pro forma condensed consolidated statement of income (loss) of Nabors Industries Ltd. for the year ended December 31, 2014, and the accompanying notes thereto.